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                                                                  Exhibit 10.24

                AMENDMENT TO STOCK PURCHASE PLEDGE AGREEMENT AND

                           STOCK RESTRICTION AGREEMENT

         This Amendment to Stock Purchase Pledge Agreement and Stock Restriction Agreement (this "AMENDMENT") is made as of the _30th_ day of _July_______, 2003, by and between Advancis Pharmaceutical Corporation, a Delaware corporation ("PLEDGEE") and Edward M. Rudnic, Ph.D. ("PLEDGOR"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to those terms in the Pledge Agreement (as defined below).

         WHEREAS, Pledgor previously executed that certain Stock Purchase Pledge Agreement dated October 15, 2001, as amended (the "PLEDGE AGREEMENT"), for the benefit of Pledgee and pursuant to which Pledgor pledged and granted to Pledgee a security interest in the Pledged Collateral, including 420,000 shares of Common Stock (the "PLEDGED SHARES"), and Pledgor agreed to not sell or otherwise dispose of the Pledged Shares;

         WHEREAS, simultaneously with the execution of the Pledge Agreement, Pledgee executed that certain Stock Restriction Agreement dated October 15, 2001 (the "RESTRICTION AGREEMENT");

         WHEREAS, Pledgor subsequently entered into an Amendment to Stock Purchase Pledge Agreement dated June 12, 2002 pursuant to which Pledgee gave Pledgor the right to transfer up to 200,000 Pledged Shares to (a) the Pledgor's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, or any persons sharing the Pledgor's household (other than a tenant or employee of the stockholder) ("FAMILY MEMBERS"), (b) a trust in which Family Members have more than 50% of the beneficial interest, (c) a foundation in which Family Members (or the Pledgor) control the management of assets, or
(d) any other entity in which Family Members (or the Pledgor) own more than 50% of the voting interests;

         WHEREAS, Pledgor and Pledgee desire to amend the Pledge Agreement to allow Pledgor to transfer by gift up to 20,000 vested Pledged Shares to certain other persons for each such person's benefit.

         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Transfers. Notwithstanding anything in the Pledge Agreement to the contrary, Pledgor shall have the right to transfer by gift up to 20,000 vested Pledged Shares to up to two persons (or trusts for their benefit) to be selected by Pledgor.

         2. Amendments. Except as explicitly provided in this Amendment, there are no changes or amendments to the Pledge Agreement or the Restriction Agreement. All provisions contained in the Pledge Agreement and the Stock Restriction Agreement that are not explicitly


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amended hereby are and shall remain in full force and effect. In the event of any conflict between the provisions of this Amendment and the provisions of the Pledge Agreement and The Stock Restriction Agreement, the provisions of this Amendment shall control.

                   [ signatures appear on the following page ]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                 ADVANCIS PHARMACEUTICAL CORPORATION

                                 By:  /s/ James D. Isbister
                                      ------------------------------------
                                      James D. Isbister
                                      Chairman of the Board

                                 STOCKHOLDER

                                      /s/ Edward M. Rudnic
                                      ------------------------------------
                                      Edward M. Rudnic, Ph.D.


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